THE NORTHSTAR FUNDS
                          Prospectus Supplement dated
                     February 18, 1997 to Prospectus dated
                               November 18, 1996

The following information supplements or replaces the information contained in the section of the Funds' prospectus entitled "Investment Objectives and Policies of the Funds":

Effective February 18, 1997, the Northstar Government Securities Fund will be managed so it qualifies as a permissible investment for political subdivisions of the state of Michigan. Shareholders will be notified 60 days before making any change to this policy.

The following information supplements or replaces the information contained in the section of the Funds' prospectus entitled "Other Investment Techniques":

The Northstar Government Securities Fund does not intend to acquire securities on a "when-issued" basis.

             THIS SUPPLEMENT SUPERSEDES ALL PRECEDING SUPPLEMENTS.